                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported): February 23, 2001


                             PPG INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)


Pennsylvania                     1-1687                      25-0730780
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(State or other jurisdiction     (Commission                 (I.R.S. Employer
of incorporation                 File Number)                Identification No.)



One PPG Place, Pittsburgh, Pennsylvania                      15272
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(Address of principal executive officers)                    (Zip Code)

Registrant's telephone number, including area code: (412) 434-3131


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5. Other Events
        ------------

        On February 23, 2001, PPG Industries, Inc. issued the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

Item 7. Exhibit
        -------

        (99) PPG Industries, Inc. press release dated February 23, 2001.


                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PPG INDUSTRIES, INC.
                                      -----------------------------------------
                                      (Registrant)


                                      /s/ James C. Diggs
                                      -----------------------------------------
                                      James C. Diggs
                                      Senior Vice President and General Counsel


Date: February 23, 2001